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                                                                    Exhibit 99.8


                        FLOW INTERIM SERVICING AGREEMENT


                                     between


                           Lehman Brothers Bank, FSB,
                                    Purchaser


                                       and


                               SIB Mortgage Corp.,
                             Seller/Interim Servicer


                            Dated as of June 10, 2002


       CONVENTIONAL FIXED AND ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                                Group No. 2002-2

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                                TABLE OF CONTENTS


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                                                                                                                               Page
                                    ARTICLE I

                                   DEFINITIONS
Section 1.01        Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Purchase Agreement. The following terms are defined as follows (except as otherwise
                    agreed by the parties).                                                                                       1

                                   ARTICLE II

                                    SERVICING
Section 2.01        Seller to Act as Servicer. With respect to the Mortgage Loans in each Mortgage Loan Package
                    purchased by the Purchaser, from and after the related Closing.                                               4
Section 2.01        Date, the Seller, as an independent contractor, shall service and administer the Mortgage Loans during the related Interim Period, by execution and delivery of the related Acknowledgement
                    Agreement, which shall contain the related Closing Date and Transfer Dates therein, in the form attached hereto as Exhibit 6, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Seller may deem necessary
                    or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.              5
Section 2.02        Liquidation of Mortgage Loans. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as (1)
                    the Seller would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the
                    Seller shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Seller shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing of the Seller's intention to do so,
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                    and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In such connection, the Seller shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Seller shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to
                    Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance
                    Proceeds (respecting which it shall have similar priority).                                                   6
Section 2.03        Collection of Mortgage Loan Payments. Continuously from the date hereof until the related Transfer
                    Date the Seller shall proceed diligently to collect all payments due under each of the Mortgage
                    Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by
                    the Mortgagors will be sufficient to pay such charges as and when they become due and payable.                6
Section 2.04        Establishment of and Deposits to Custodial Account. The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "SIB Mortgage Corp. in trust for Lehman Brothers Bank, FSB,
                    Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2 and various Mortgagors." The
                    Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any
                    funds deposited in the                                                                                        6
Section 2.04        Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Seller in accordance with
                    Section 2.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification or letter agreement shall be furnished to the Purchaser
                    and, upon request, to any subsequent Purchaser.                                                               7
Section 2.05        Permitted Withdrawals From Custodial Account. The Seller shall, from time to time, withdraw funds
                    from the Custodial Account for the following purposes:                                                        8
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Section 2.06        Establishment of and Deposits to Escrow Account. The Seller shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow
                    Accounts, in the form of time deposit or demand accounts, titled, "SIB Mortgage Corp., in trust for
                    Lehman Brothers Bank, FSB Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2,
                    and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow
                    Account may be drawn on by the Seller in accordance with Section 2.07. The creation of any Escrow
                    Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification
                    shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.                           8
Section 2.07        Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be
                    made by the Seller only:                                                                                      9
Section 2.08        Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Seller shall make advances from its own funds to effect such
                    payments.                                                                                                    10
Section 2.09        PMI Obligations. The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. If the Mortgagor fails to pay any PMI Policy
                    premium, the Seller shall be obligated to make such premium payments.                                        10
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Section 2.10        Protection of Accounts. The Seller may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining
                    the consent of the Purchaser, which consent shall not be withheld unreasonably.                              10
Section 2.11        Maintenance of Hazard Insurance. The Seller shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a)
                    the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds
                    thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.           11
Section 2.12        Maintenance of Mortgage Impairment Insurance. In the event that the Seller shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.11 and otherwise complies with all other requirements of Section 2.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.11. Any amounts collected by the Seller under any such policy relating to a
                    Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section
                    2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.11, and there shall have been a loss which would have been covered by such policy, the Seller shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Seller's funds, without reimbursement therefor. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days'
                    prior written notice to the Purchaser.                                                                       12
Section 2.13        Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Seller shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions
                    Insurance Policy, with broad coverage on all officers, employees or other persons acting in any
                    capacity requiring such persons to handle funds,                                                             12
Section 2.13        money, documents or papers relating to the Mortgage Loans ("Seller Employees"). Any such Fidelity
                    Bond and Errors and Omissions
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                    Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Seller Employees. Such Fidelity Bond and Errors and Omissions
                    Insurance Policy also shall protect and insure the Seller against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.13 requiring such Fidelity Bond and
                    Errors and Omissions Insurance Policy shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae
                    Guides or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the
                    Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30
                    days' prior written notice to the Purchaser.                                                                 13
Section 2.14        Inspections. The Seller shall inspect the Mortgaged Property as often as deemed necessary by the
                    Seller to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Seller immediately shall inspect the
                    Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing
                    Practices or as may be required by the primary mortgage guaranty insurer. The Seller shall keep a
                    written report of each such inspection.                                                                      13
Section 2.15        Restoration of Mortgaged Property. The Seller need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted
                    Servicing Practices. At a minimum, the Seller shall comply with the following conditions in
                    connection with any such release of Insurance Proceeds or Condemnation Proceeds:                             13
Section 2.16        Maintenance of PMI Policy; Claims. Except where disclosed to the Purchaser on the related Mortgage
                    Loan Schedule, with respect to each Mortgage Loan with a LTV in excess of 80%, the Seller shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such
                    Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Seller shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI
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                    Policy. If the insurer shall cease to be a Qualified Insurer, the Seller shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Seller shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Seller determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Seller shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Seller shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI
                    Policy. If such PMI Policy is terminated as a result of such assumption or substitution of
                    liability, the Seller shall obtain a replacement PMI Policy as provided above.                               14
Section 2.17        Title, Management and Disposition of REO Property. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the
                    Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.           14
Section 2.18        Permitted Withdrawals with respect to REO Property. The Seller shall withdraw REO funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any
                    hazard insurance pursuant to Section 2.11 and the fees of                                                    15
Section 2.18        any managing agent acting on behalf of the Seller. The Seller shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities
                    for such expenses).                                                                                          16
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Section 2.19        Real Estate Owned Reports. Together with the statement furnished pursuant to Section 2.20, the
                    Seller shall furnish to the Purchaser on or before the 15th day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Seller's efforts in connection with the sale of such REO Property and any rental of such REO
                    Property incidental to the sale thereof for the previous month. That statement shall be accompanied
                    by such other information as the Purchaser shall reasonably request                                          16
Section 2.20        Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser
                    a liquidation report with respect to such Mortgaged Property                                                 16
Section 2.21        Notification of Adjustments. With respect to each ARM Mortgage Loan, the Seller shall adjust the
                    Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Seller shall execute and deliver any and all necessary notices required under applicable law and the terms of the related
                    Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Seller shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Seller or the receipt of notice from the
                    Purchaser that the Seller has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Seller shall immediately deposit in the Custodial Account from its
                    own funds the amount of any interest loss or deferral caused the Purchaser thereby                           16
Section 2.22        Reports of Foreclosures and Abandonments of Mortgaged Property. Following the foreclosure sale or abandonment of any Mortgaged Property, the Seller shall report such foreclosure or abandonment as
                    required pursuant to Section 6050J of the Code.                                                              16
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                                   ARTICLE III

                              PAYMENTS TO PURCHASER

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 Section 3.01       Remittances. On each Remittance Date the Seller shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial
                    Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Seller is obligated to
                    distribute pursuant to Section 2.03.                                                                         16
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Section 3.02        Statements to Purchaser. On or prior to the earlier to occur of the 3rd Business Day or the 5th calendar day of each month, the Seller shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in hard copy
                    and electronic medium mutually acceptable to the parties as to the preceding calendar month.                 17
Section 3.03        Principal and Interest Advances by Seller. The Seller shall have no obligation to advance any
                    amounts constituting delinquent principal and interest payments.                                             17
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                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES

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Section 4.01        Transfers of Mortgaged Property. The Seller shall use its best efforts to enforce any "due-on-sale"
                    provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Seller shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Seller shall not
                    exercise such rights if                                                                                      17
Section 4.01        prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair
                    any recovery under the related PMI Policy, if any.                                                           18
Section 4.02        Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage
                    Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller shall notify the Purchaser in the Monthly Remittance
                    Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from
                    the Purchaser or its designee in accordance with this Section 4.02 hereof.                                   18
Section 4.03        Servicing Compensation. As consideration for servicing the Mortgage Loans during the period from the related Closing Date up to but not including the related Transfer Date, the Seller shall retain a
                    Servicing Fee with respect to each Mortgage Loan in the amount of $7.00 per month, which amount shall be prorated for any portion of a month during which the Mortgage Loan is serviced by the
                    Seller pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.02), of such
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Section 4.04        Monthly Payment collected by the Seller, or as otherwise provided under Section 2.03.                        19
                    Annual Statement as to Compliance. The Seller shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 2002, and on the related Transfer Date an Officer's Certificate, stating that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Seller has complied fully with the provisions of Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Seller has fulfilled all its obligations under this
                    Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and
                    the action being taken by the Seller to cure such default.                                                   19
Section 4.05        Annual Independent Public Accountants' Servicing Report. On or before March 31st of each year beginning March 31, 2003, the Seller, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Audit Program for
                    Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall
                    believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.            19
Section 4.06        Right to Examine Seller Records. The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Seller, whether held by the Seller or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable
                    advance notice.                                                                                              19
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                                    ARTICLE V

                               SELLER TO COOPERATE

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
Section 5.01          Provision of Information. During the term of this Agreement, the Seller shall furnish to the
                      Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the
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Section 5.02        purposes of this Agreement. All such reports or information shall be provided by and in accordance
                    with all reasonable instructions and directions which the Purchaser may give.                                20
                    Financial Statements; Servicing Facilities. In connection with marketing the Mortgage Loans, the
                    Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of
                    the Seller for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Seller (and are available upon request to members or stockholders of the Seller or to the public at large). If it has not already done so, the Seller shall furnish promptly to the Purchaser
                    copies of the statement specified above.                                                                     20
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                                   ARTICLE VI

                                   TERMINATION

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
Section 6.01          Agency Suspension. Should the Seller at any time during the term of this Agreement have its right to service temporarily or permanently suspended by Fannie Mae or Freddie Mac or otherwise cease to be an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie
                      Mac, then the Purchaser may immediately terminate this Agreement and accelerate performance of the
                      provisions of the Purchase Agreement to require immediate transfer of the Servicing Rights.                20
Section 6.02          Damages. The Purchaser shall have the right at any time to seek and recover from the Seller any damages or losses suffered by it as a result of any failure by the Seller to observe or perform any
                      duties, obligations, covenants or agreements herein contained or                                           20
                      contained in the Purchase Agreement, or as a result of a party's failure to remain an approved
Section 6.02          Fannie Mae mortgage servicer.                                                                              21
Section 6.03          Termination Upon Transfer of Servicing; Termination Procedures. This Agreement shall terminate with
                      respect to the Mortgage Loans or portion thereof transferred on the related Transfer Date.                 21
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                                   ARTICLE VII

                                BOOKS AND RECORDS

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
Section 7.01        Possession of Servicing Files Prior to the Transfer Date. Prior to the related Transfer Date, the contents of each Servicing File are and shall be held in trust by the Seller for the benefit of the
                    Purchaser as the
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                    owner thereof. The Seller shall maintain in the Servicing File a copy of the contents of each
                    Mortgage File and the originals of the documents in each Mortgage File not delivered to the
                    Purchaser. The possession of the Servicing File by the Seller is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Seller is in its capacity as Servicer only and at the election of the Purchaser. The Seller shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Seller's servicing of the Mortgage Loans pursuant to this Agreement, or is in
                    connection with a repurchase of any Mortgage Loan pursuant to Section 8 of the Purchase Agreement.           22
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                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

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
Section 8.01      Indemnification. The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the
                  Purchaser may sustain in any way related to the failure of Seller to (a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and/or (b) comply with applicable law. The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Seller's indemnification pursuant to Section 8 of the Purchase Agreement, or the failure of the Seller to (a)
                  service and administer the Mortgage Loans in strict compliance with the terms of this Agreement and/or
                  (b) comply with applicable law.                                                                                23
Section 8.02      Limitation on Liability of Seller and Others. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Seller or any such person against any

                    breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The
                    Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Seller shall be entitled to reimbursement from the Purchaser
                    of the reasonable legal expenses and costs of such action.                                                   23
Section 8.03        Limitation on Resignation and Assignment by Seller. The Purchaser has entered into this Agreement with the Seller and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Seller, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Seller shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or
                    otherwise dispose of all or                                                                                  23
Section 8.03        substantially all of its property or assets without the prior written consent of the Purchaser,
                    which consent shall be granted or withheld in the sole discretion of the Purchaser.                          24
Section 8.04        Assignment by Purchaser. The Purchaser shall have the right, without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the
                    Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit G to the
                    Purchase Agreement. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such
                    Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All
                     references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.           24

                                   ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER


Section 9.01        Authority and Capacity. The execution, delivery and performance by the Purchaser of this Agreement has been and will remain duly and validly authorized by all necessary corporate action. This
                    Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of
                    the Purchaser.                                                                                               24
Section 9.02        Assistance. To the extent possible, the Purchaser shall cooperate with and assist the Seller as requested by the Seller, in carrying out Seller's covenants, agreements duties and responsibilities
                    under the Purchase Agreement and in connection                                                               24
Section 9.02        therewith shall execute and deliver all such papers, documents and instruments as may be necessary
                    and appropriate in furtherance thereof.                                                                      25

                                   ARTICLE X

                    REPRESENTATIONS AND WARRANTIES OF SELLER

Section 10.01       Due Organization and Authority. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the
                    Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the
                    Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this
                    Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the
                    Seller in accordance with its terms;                                                                         25
Section 10.02       Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are
                    in the ordinary course of business of the Seller;                                                            25
Section 10.03       No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms,

                    conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the
                    Mortgage Loans;                                                                                              25
Section 10.04       Ability to Service. The Seller is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The
                    Seller is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or
                    Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae or Freddie Mac eligibility requirements
                    or which would require notification to either Fannie Mae or Freddie Mac;                                     25
Section 10.05       Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe,
                    that it cannot perform each and every covenant contained in this Agreement;                                  26
Section 10.06       No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this
                    Agreement;                                                                                                   26
Section 10.07       No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval
                    has been obtained prior to the initial Closing Date;                                                         26
Section 10.08       No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the
                    statements contained therein not misleading.                                                                 26

                                   ARTICLE XI

                                     DEFAULT
Section 11.01       Events of Default. The following shall constitute an Event of Default under this Agreement on the
                    part of the Seller:                                                                                          26
Section 11.02       Waiver of Defaults. By a written notice, the Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so
                    waived.                                                                                                      27

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01       Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return
                    receipt requested:                                                                                           27
Section 12.02       Waivers. Either the Seller or Purchaser may upon consent of all parties, by written notice to the
                    others:                                                                                                      28
Section 12.03       Entire Agreement; Amendment. This Agreement and the Purchase Agreement constitute the entire agreement between the parties with respect to servicing of the Mortgages during the Interim Period.
                    This Agreement may be amended and any provision hereof waived, but, only in writing signed by the
                    party against whom such enforcement is sought.                                                               28
Section 12.04       Execution; Binding Effect. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.03, this Agreement shall inure to the benefit of and be binding upon the Seller and the
                    Purchaser and their respective successors and assigns.                                                       28
Section 12.05       Headings. Headings of the Articles and Sections in this Agreement are for reference purposes only
                    and shall not be deemed to have any substantive effect.                                                      28
Section 12.06       Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New
                    York.                                                                                                        28
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

Section 12.07       Relationship of Parties. Nothing herein contained shall be deemed or construed to create a
                    partnership or joint venture between the parties. The duties and                                             28
Section 12.07       responsibilities of the Seller shall be rendered by them as independent contractors and not as an agent of Purchaser. The Seller shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under
                    this Agreement.                                                                                              29
Section 12.08       Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other
                    provisions of this Agreement.                                                                                29
Section 12.09       Recordation of Assignments of Mortgage. To the extent permitted by applicable law, each of the
                    Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the
                    Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is
                    either necessary under applicable law or requested by the Purchaser at its sole option.                      29
Section 12.10       Appointment and Designation of Master Servicer. The Purchaser hereby appoints and designates Aurora
                    Loan Services, Inc. as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. The Seller is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Seller shall receive written instruction from the Purchaser that such authorization and
                    instruction is terminated.                                                                                   29

INVNUM

EXHIBITS

EXHIBIT 1      FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT 2      FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3      FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4      FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5      FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6      FORM OF ACKNOWLEDGMENT AGREEMENT

                        FLOW INTERIM SERVICING AGREEMENT


     This Flow Interim Servicing Agreement (the "Agreement") is entered into as of the tenth day of June, 2002 by and between SIB Mortgage Corp. (the "Seller"), a New Jersey corporation and Lehman Brothers Bank, FSB, a federal savings bank (the "Purchaser").

     WHEREAS, the Purchaser and Seller entered into a Flow Mortgage Loan Purchase and Warranties Agreement dated as of the date hereof (the "Purchase Agreement") pursuant to which from time to time the Purchaser purchased from the Seller certain conventional, residential, fixed and adjustable rate first mortgage loans (the "Mortgage Loans") delivered as whole loans servicing released; and

     WHEREAS, the Purchaser desires to have the Seller service the Mortgage Loans in each Mortgage Loan Package during the period between the related Closing Date and the related Transfer Date (the "Interim Period"), the Seller desires to service and administer such Mortgage Loans on behalf of the Purchaser during the Interim Period, and the parties desire to provide the terms and conditions of such interim servicing by the Seller.

     NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Purchase Agreement. The following terms are defined as follows (except as otherwise agreed by the parties).

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     Agreement: This agreement between the Purchaser and the Seller for the interim servicing and administration of the Mortgage Loans.

     Appropriate Federal Banking Agency: Appropriate Federal Banking Agency shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

    Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

          (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

     Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

     Event of Default: Any one of the conditions or circumstances enumerated in
Section 11.01.

     Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

     Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to
Section 2.13.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Insured Depository Institution: Insured Depository Institution shall have the meaning ascribed to such term by Section 1813(c)(2) of Title 12 of the United States Code, as amended from time to time.

     Interim Period: With respect to any Mortgage Loan, the period between the related Closing Date and the related Transfer Date.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.12.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

     Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

     Purchase Agreement: The Flow Mortgage Loan Purchase and Warranties Agreement between the Purchaser and the Seller related to the purchase of the Mortgage Loans dated as of the date hereof.

     Qualified Depository: Staten Island Bank or such other depository the accounts of which are insured by the FDIC through the BIF or the SAIF.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

     Remittance Date: The 10th day (or if such 10th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the first Remittance Date.

     REO Disposition: The final sale by the Seller of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 2.17.

     REO Property: A Mortgaged Property acquired by the Seller on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in
Section 2.17.

     SAIF: The Savings Association Insurance Fund, or any successor thereto.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) compliance with the obligations under Section 2.08.

     Servicing Fee: With respect to each Mortgage Loan, an amount equal to $7.00 per month. Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loans is serviced pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 2.05.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser and copies of the Mortgage Loan Documents listed on Exhibit B to the Purchase Agreement.

     Servicing Officer: Any officer of the Seller involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

     Transfer Date: Shall have the meaning provided in Section 6.03 hereof.



                                   ARTICLE II

                                    SERVICING


     Section 2.01 Seller to Act as Servicer. With respect to the Mortgage Loans in each Mortgage Loan Package purchased by the Purchaser, from and after the related Closing

Date, the Seller, as an independent contractor, shall service and administer the Mortgage Loans during the related Interim Period, by execution and delivery of the related Acknowledgement Agreement, which shall contain the related Closing Date and Transfer Dates therein, in the form attached hereto as Exhibit 6, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 2.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 2.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

     In servicing and administering the Mortgage Loans, the Seller shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Seller.

     The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, Seller shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Seller has been notified of such transfers as provided in this Section 2.01. The Purchaser may sell and transfer, in whole or in part, the Mortgage Loans, provided that no such sale and transfer shall be binding upon Seller unless such transferee shall agree in writing in the form of the Assignment and

Assumption Agreement attached to the Purchase Agreement as Exhibit G, to be bound by the terms of this Agreement and the Purchase Agreement, and an executed copy of the same shall have been delivered to the Seller. Upon receipt thereof, Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Purchaser shall be released from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Purchaser and Seller and their permitted successors, assignees and designees.

     Section 2.02 Liquidation of Mortgage Loans. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as (1) the Seller would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Seller shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Seller shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing of the Seller's intention to do so, and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In such connection, the Seller shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Seller shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).

     Section 2.03 Collection of Mortgage Loan Payments. Continuously from the date hereof until the related Transfer Date the Seller shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 2.04 Establishment of and Deposits to Custodial Account. The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "SIB Mortgage Corp. in trust for Lehman Brothers Bank, FSB, Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2 and various Mortgagors." The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the

Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Seller in accordance with Section 2.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

     The Seller shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Seller after the related Cut-off Date:

          (i) all payments on account of principal on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          (iii) all Liquidation Proceeds;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.15), Section 2.12 and Section 2.16;

          (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.15;

          (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.10, 2.17, 4.01 or 4.02;

          (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 8 of the Purchase Agreement; and

          (viii) any amounts required to be deposited by the Seller pursuant to
     Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 4.01, need not be deposited by the Seller into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05.

     Section 2.05 Permitted Withdrawals From Custodial Account. The Seller shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;

          (ii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed advances of Seller funds made pursuant to Section 2.17, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 8 of the Purchase Agreement or Section 4.02 of this Agreement, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (iii) to pay itself interest on funds deposited in the Custodial Account;

          (iv) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

          (v) to clear and terminate the Custodial Account upon the termination of this Agreement; and

          (vi) to withdraw funds deposited in error.

     In the event that the Custodial Account is interest bearing, on each Remittance Date, the Seller shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.01, the Seller is not obligated to remit on such Remittance Date. The Seller may use such withdrawn funds only for the purposes described in this Section 2.05.

     Section 2.06 Establishment of and Deposits to Escrow Account. The Seller shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "SIB Mortgage Corp., in trust for Lehman Brothers Bank, FSB Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2002-2, and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

     The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

     The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
2.07. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 2.07 Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Seller only:

          (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          (ii) to reimburse the Seller for any Servicing Advance made by the Seller pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

          (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.15;

          (vi) to pay to the Seller, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

          (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

          (viii) to withdraw funds deposited in error.

     Section 2.08 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Seller shall make advances from its own funds to effect such payments.

     Section 2.09 PMI Obligations. The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. If the Mortgagor fails to pay any PMI Policy premium, the Seller shall be obligated to make such premium payments.

     Section 2.10 Protection of Accounts. The Seller may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

     The Seller shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

     Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Seller be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Seller shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Seller) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Seller in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Seller and may be withdrawn at any time by the Seller. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Seller out of its own funds immediately as realized.

     Section 2.11 Maintenance of Hazard Insurance. The Seller shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

     If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within thirty (30) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf.

     If a Mortgage is secured by a unit in a condominium project, the Seller shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Seller promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     The Seller shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

     In the event that the Purchaser or the Seller shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Seller shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

     All policies required hereunder shall name the Seller as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Seller shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Seller shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     Pursuant to Section 2.04, any amounts collected by the Seller under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Seller's normal servicing procedures as specified in Section 2.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

     Section 2.12 Maintenance of Mortgage Impairment Insurance. In the event that the Seller shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.11 and otherwise complies with all other requirements of Section 2.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.11. Any amounts collected by the Seller under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.11, and there shall have been a loss which would have been covered by such policy, the Seller shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Seller's funds, without reimbursement therefor. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

     Section 2.13 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Seller shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Seller Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Seller Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Seller against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

     Section 2.14 Inspections. The Seller shall inspect the Mortgaged Property as often as deemed necessary by the Seller to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Seller immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Seller shall keep a written report of each such inspection.

     Section 2.15 Restoration of Mortgaged Property. The Seller need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Seller shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

          (i) the Seller shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          (ii) the Seller shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

          (iii) the Seller shall verify that the Mortgage Loan is not in default; and

          (iv) pending repairs or restoration, the Seller shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Purchaser is named as an additional loss payee, the Seller is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     Section 2.16 Maintenance of PMI Policy; Claims. Except where disclosed to the Purchaser on the related Mortgage Loan Schedule, with respect to each Mortgage Loan with a LTV in excess of 80%, the Seller shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Seller shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Seller shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Seller shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Seller determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Seller shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.01, the Seller shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement PMI Policy as provided above.

     In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 2.04, any amounts collected by the Seller under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05.

     Section 2.17 Title, Management and Disposition of REO Property. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

     The Seller shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Seller, either itself or through an agent selected by the Seller, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Seller deems to be in the best interest of the Purchaser.

     The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Purchaser shall be entered into with respect to such purchase money mortgage.

     The Seller shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Seller shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

     With respect to each REO Property, the Seller shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Seller shall cause to be deposited on a daily basis upon the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

     Notwithstanding the foregoing, at any time and from time to time, the Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 6.03(d).

     Section 2.18 Permitted Withdrawals with respect to REO Property. The Seller shall withdraw REO funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.11 and the fees of any managing agent acting on behalf of the Seller. The Seller shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 2.19 Real Estate Owned Reports. Together with the statement furnished pursuant to Section 2.20, the Seller shall furnish to the Purchaser on or before the 15th day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Section 2.20 Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

     Section 2.21 Notification of Adjustments. With respect to each ARM Mortgage Loan, the Seller shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Seller shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Seller shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Seller or the receipt of notice from the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Seller shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

     Section 2.22 Reports of Foreclosures and Abandonments of Mortgaged Property. Following the foreclosure sale or abandonment of any Mortgaged Property, the Seller shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.



                                   ARTICLE III

                              PAYMENTS TO PURCHASER


     Section 3.01 Remittances. On each Remittance Date the Seller shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Seller is obligated to distribute pursuant to Section 2.03.

     With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

     Section 3.02 Statements to Purchaser. On or prior to the earlier to occur of the 3rd Business Day or the 5th calendar day of each month, the Seller shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding calendar month.

     In addition, not more than 60 days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

     Such obligation of the Seller shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Seller pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

     The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

     Section 3.03 Principal and Interest Advances by Seller. The Seller shall have no obligation to advance any amounts constituting delinquent principal and interest payments.



                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES


     Section 4.01 Transfers of Mortgaged Property. The Seller shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Seller shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Seller shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

     If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Seller is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Seller has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Seller for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Seller as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

     To the extent that any Mortgage Loan is assumable, the Seller shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Seller with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Purchaser or its designee in accordance with this
Section 4.02 hereof.

     If the Seller satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Seller otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Seller shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Seller shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.13 insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 4.03 Servicing Compensation. As consideration for servicing the Mortgage Loans during the period from the related Closing Date up to but not including the related Transfer Date, the Seller shall retain a Servicing Fee with respect to each Mortgage Loan in the amount of $7.00 per month, which amount shall be prorated for any portion of a month during which the Mortgage Loan is serviced by the Seller pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.02), of such Monthly Payment collected by the Seller, or as otherwise provided under
Section 2.03.

     Additional servicing compensation in the form of assumption fees, to the extent provided in Section 4.01, and late payment charges shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 4.04 Annual Statement as to Compliance. The Seller shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 2002, and on the related Transfer Date an Officer's Certificate, stating that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Seller has complied fully with the provisions of Article II and
Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Seller has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Seller to cure such default.

     Section 4.05 Annual Independent Public Accountants' Servicing Report. On or before March 31st of each year beginning March 31, 2003, the Seller, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and
Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Audit Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

     Section 4.06 Right to Examine Seller Records. The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Seller, whether held by the Seller or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                                    ARTICLE V

                               SELLER TO COOPERATE

     Section 5.01 Provision of Information. During the term of this Agreement, the Seller shall furnish to the Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

     The Seller shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 5.02 Financial Statements; Servicing Facilities. In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Seller for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Seller (and are available upon request to members or stockholders of the Seller or to the public at large). If it has not already done so, the Seller shall furnish promptly to the Purchaser copies of the statement specified above.

     The Seller shall make available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Seller or the financial statements of the Seller, and to permit any prospective Purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective Purchaser that the Seller have the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.01 Agency Suspension. Should the Seller at any time during the term of this Agreement have its right to service temporarily or permanently suspended by Fannie Mae or Freddie Mac or otherwise cease to be an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, then the Purchaser may immediately terminate this Agreement and accelerate performance of the provisions of the Purchase Agreement to require immediate transfer of the Servicing Rights.

     Section 6.02 Damages. The Purchaser shall have the right at any time to seek and recover from the Seller any damages or losses suffered by it as a result of any failure by the Seller to observe or perform any duties, obligations, covenants or agreements herein contained or contained in the Purchase Agreement, or as a result of a party's failure to remain an approved Fannie Mae mortgage servicer.

     Section 6.03 Termination Upon Transfer of Servicing; Termination Procedures. This Agreement shall terminate with respect to the Mortgage Loans or portion thereof transferred on the related Transfer Date.

     The Purchaser may elect to terminate this Agreement and transfer the servicing from the Seller prior to the related Transfer Date with respect to all or any portion of the Mortgage Loans by providing written notice to the Seller at least 30 days prior to the date on which it intends to transfer the servicing of its intent to transfer the servicing from the Seller. On or before the date specified by the Purchaser in accordance with this paragraph for the transfer of servicing from the Seller, the Seller shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Loan Documents necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense. The Seller shall cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder.

     On the related Transfer Date, the Seller shall comply with all of the provisions of Section 5 of the Purchase Agreement to effect a complete transfer of the Servicing Rights. On the related Transfer Date for each Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X which shall survive the related Transfer Date, shall terminate.

     (a) Mortgage Loans in Foreclosure. The servicing with respect to Mortgage Loans in foreclosure on or before the related Transfer Date shall not be transferred from the Seller to the Purchaser or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Seller pursuant to the terms of this Agreement. However, if the Purchaser so elects, the Purchaser may waive the provisions of this paragraph (b) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Seller thereunder.

     (b) Servicing Advances. Notwithstanding the fact that the related Transfer Date has occurred, the Seller shall not be reimbursed for any Servicing Advances with respect to any Mortgage Loan until the Seller or the successor servicer receives a Monthly Payment or Liquidation Proceeds with respect to such Mortgage Loan. At such time, the Seller shall be entitled to be reimbursed for all unreimbursed Servicing Advances with respect to such Mortgage Loan on a first priority basis (but subject to any successor servicer's rights to reimbursement with respect to Servicing Advances) from the Monthly Payment or Liquidation Proceeds received with respect to such Mortgage Loan. This Section 6.03(c) shall survive each Transfer Date.

     (c) Additional Termination Provisions. Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property, upon 15 days' written notice to the Seller.

                                   ARTICLE VII

                                BOOKS AND RECORDS

     Section 7.01 Possession of Servicing Files Prior to the Transfer Date. Prior to the related Transfer Date, the contents of each Servicing File are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The possession of the Servicing File by the Seller is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Seller is in its capacity as Servicer only and at the election of the Purchaser. The Seller shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Seller's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan pursuant to Section 8 of the Purchase Agreement.

     The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.14.

     The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement executed by the transferee shall have been delivered to the Seller. The Purchaser also shall advise the Seller of the transfer. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

     Section 8.01 Indemnification. The Seller agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Seller to
(a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and/or (b) comply with applicable law. The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Seller's indemnification pursuant to Section 8 of the Purchase Agreement, or the failure of the Seller to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement and/or (b) comply with applicable law.

     Section 8.02 Limitation on Liability of Seller and Others. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Seller shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

     Section 8.03 Limitation on Resignation and Assignment by Seller. The Purchaser has entered into this Agreement with the Seller and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Seller, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Seller shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

     The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 6.03.

     Without in any way limiting the generality of this Section 8.03, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 6.03, without any payment of any penalty or damages and without any liability whatsoever to the Seller or any third party.

     Section 8.04 Assignment by Purchaser. The Purchaser shall have the right, without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit G to the Purchase Agreement. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

                                   ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

     The Purchaser warrants and represents to, and covenants and agrees with, the Seller as follows:

     Section 9.01 Authority and Capacity. The execution, delivery and performance by the Purchaser of this Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of the Purchaser.

     Section 9.02 Assistance. To the extent possible, the Purchaser shall cooperate with and assist the Seller as requested by the Seller, in carrying out Seller's covenants, agreements duties and responsibilities under the Purchase Agreement and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

                                    ARTICLE X

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     The Seller warrants and represents to, and covenants and agrees with, the Purchaser as follows:

     Section 10.01 Due Organization and Authority. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

     Section 10.02 Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller;

     Section 10.03 No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

     Section 10.04 Ability to Service. The Seller is an approved seller/ servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Seller is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

     Section 10.05 Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     Section 10.06 No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

     Section 10.07 No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the initial Closing Date;

     Section 10.08 No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.



                                   ARTICLE XI

                                     DEFAULT


     Section 11.01 Events of Default. The following shall constitute an Event of Default under this Agreement on the part of the Seller:

     (a) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

     (b) the failure by the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

     (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (d) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

     (e) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (f) the Seller ceases to meet the qualifications of a Fannie Mae servicer;
or

     (g) the Seller fails to maintain a minimum net worth of $15,000,000; or

     (h) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

     In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Seller, may terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     Upon receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 6.03.

     Section 11.02 Waiver of Defaults. By a written notice, the Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.



                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS


     Section 12.01 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

     (a)  If to Purchaser to:

          Lehman Brothers Bank, FSB
          745 Seventh Avenue
          8th Floor
          New York, New York 10019
          Attention: Contract Finance

     (b)  If to Seller to:

          SIB Mortgage Corp.
          3040 Route 22
          Branchburg, NJ 08876
          Attention: Henry Salomon


     Section 12.02 Waivers. Either the Seller or Purchaser may upon consent of all parties, by written notice to the others:

     (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

     (b) Waive or modify performance of any of the obligations of the others hereunder.

     The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

     Section 12.03 Entire Agreement; Amendment. This Agreement and the Purchase Agreement constitute the entire agreement between the parties with respect to servicing of the Mortgages during the Interim Period. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

     Section 12.04 Execution; Binding Effect. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.03, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

     Section 12.05 Headings. Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     Section 12.06 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

     Section 12.07 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Seller shall be rendered by them as independent contractors and not as an agent of Purchaser. The Seller shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

     Section 12.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 12.09 Recordation of Assignments of Mortgage. To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

     Section 12.10 Appointment and Designation of Master Servicer. The Purchaser hereby appoints and designates Aurora Loan Services, Inc. as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. The Seller is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Seller shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.

                                                       LEHMAN BROTHERS BANK, FSB
                                                          (the Purchaser)


                                                       By:______________________
                                                          Name:
                                                          Title:

                                                       SIB MORTGAGE CORP.
                                                          (the Seller)


                                                       By:______________________
                                                          Name:
                                                          Title:

                                    EXHIBIT 1

                        FORM OF MONTHLY REMITTANCE ADVICE


FIELD NAME        DESCRIPTION                                                                           FORMAT
----------        -----------                                                                           ------
INVNUM            INVESTOR LOAN NUMBER                                                                  Number no decimals
SERVNUM           SERVICER LOAN NUMBER, REQUIRED                                                        Number no decimals
BEGSCHEDBAL       BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                           Number two decimals
                  BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN         SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED ACTUAL                             Number two decimals
                  PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL, REQUIRED, .00 IF NO COLLECTIONS
CURT1             CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                           Number two decimals
CURT1DATE         CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                           DD-MMM-YY
CURT1ADJ          CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                                       Number two decimals
CURT2             CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                           Number two decimals
CURT2DATE         CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                           DD-MMM-YY
CURT2ADJ          CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                                       Number two decimals
LIQPRIN           PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                                  Number two decimals
OTHPRIN           OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                                Number two decimals
PRINREMIT         TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                              Number two decimals
INTREMIT          NET INTEREST REMIT, INCLUDE PAYOFF INTEREST, .00 IF NOT APPLICABLE                    Number two decimals
TOTREMIT          TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                        Number two decimals
ENDSCHEDBAL       ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED ENDING TRIAL BALANCE FOR             Number two decimals
                  ACTUAL/ACTUAL .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL         ENDING TRIAL BALANCE .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF                     Number two decimals
ENDDUEDATE        ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                                     DD-MMM-YY
ACTCODE           60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                                Number no decimals
ACTDATE           ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                           DD-MMM-YY
INTRATE           INTEREST RATE, REQUIRED                                                               Number seven decimals
                                                                                                        Example .0700000 for 7.00%
SFRATE            SERVICE FEE RATE, REQUIRED                                                            Number seven decimals
                                                                                                        Example .0025000 for .25%
PTRATE            PASS THRU RATE, REQUIRED                                                              Number seven decimals
                                                                                                        Example .0675000 for 6.75%
PIPMT             P&I CONSTANT, REQUIRED .00 IF PAIDOFF                                                 Number two decimals
ANCILLARY         ANCILLARY FEES TO BE REMITTED                                                         Number two decimals



                                       1-1

                                    EXHIBIT 2

                     FORM OF CUSTODIAL ACCOUNT CERTIFICATION


                                                                _______ __, 200_

     SIB Mortgage Corp. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Flow Interim Servicing Agreement, dated as of June 10, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-2.

     Title of Account: "SIB Mortgage Corp., in trust for the registered Purchaser, Group 2002-2."


Account Number:_____________________

Address of office or branch
of the Seller at
which Account is maintained:________

                                                       SIB MORTGAGE CORP.
                                                       Seller


                                                       By:_____________________
                                                          Name:
                                                          Title:


                                       2-1

                                    EXHIBIT 3

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                                _______ __, 200_

To   _______________________________
     _______________________________
     _______________________________
     (the "Depository")

     As Seller under the Flow Interim Servicing Agreement, dated as of June 10, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-2 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated as "SIB Mortgage Corp., in trust for the Fixed and Adjustable Rate Mortgage Loans - Group 2002-2." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                       SIB MORTGAGE CORP.
                                                       Seller

                                                       By:______________________
                                                          Name:
                                                          Title:
                                                          Date:

                                       3-1

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                       _________________________
                                                       Depository

                                                       By:______________________
                                                          Name:
                                                          Title:
                                                          Date:

                                       3-2

                                    EXHIBIT 4

                      FORM OF ESCROW ACCOUNT CERTIFICATION

                                                             _________ ___, 200_

     SIB Mortgage Corp. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Flow Interim Servicing Agreement, dated as of June 10, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-2.

     Title of Account: "SIB Mortgage Corp. in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans, Group 2002-2 and various Mortgagors."

Account Number:_____________________

Address of office or branch
of the Seller at
which Account is maintained:________

                                                       SIB MORTGAGE CORP.
                                                          Seller

                                                       By:______________________
                                                          Name:
                                                          Title:
                                                          Date:


                                       4-1

                                    EXHIBIT 5

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                                _______ __, 200_

To   _______________________________
     _______________________________
     _______________________________
     (the "Depository")

     As Seller under the Flow Interim Servicing Agreement, dated as of June 10, 2002, Fixed and Adjustable Rate Mortgage Loans, Group 2002-2 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as "SIB Mortgage Corp., in trust for the Purchasers of Fixed and Adjustable Rate Mortgage Loans - Group 2002-2." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                       SIB MORTGAGE CORP.
                                                       Seller

                                                       By:______________________
                                                          Name:
                                                          Title:
                                                          Date:

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                       _________________________
                                                       Depository

                                                       By:______________________
                                                          Name:
                                                          Title:
                                                          Date:

                                    EXHIBIT 6

                            ACKNOWLEDGMENT AGREEMENT

     On this ____ day of ____________, 200_, Lehman Brothers Bank, FSB, (the "Purchaser") as the Purchaser under that certain Flow Interim Servicing Agreement dated as of June 10, 2002, (the "Agreement"), does hereby contract with SIB Mortgage Corp. (the "Seller") as Seller under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto. The Seller hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Seller by the Purchaser in accordance with the terms of the Agreement.

     With respect to the Mortgage Loans made subject to the Agreement hereby, the Closing Date shall be ___________________ .

     All other terms and conditions of this transaction shall be governed by the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

    This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                       PURCHASER:
                                                       LEHMAN BROTHERS BANK, FSB
                                                       By:______________________
                                                       Name:____________________
                                                       Title:___________________


                                                       SELLER:
                                                       SIB MORTGAGE CORP.
                                                       By:______________________
                                                       Name:____________________
                                                       Title:___________________

                                 AMENDMENT NO. 1
                     TO THE FLOW INTERIM SERVICING AGREEMENT

     This is Amendment No. 1 (the "Amendment No. 1"), dated as of October ___, 2002 (the "Amendment Date"), by and between Lehman Brothers Bank, FSB (the "Purchaser"), and SIB Mortgage Corp. (the "Seller") to that certain Flow Interim Servicing Agreement dated as of June 10, 2002 by and between the Seller and the Purchaser (the "Existing Servicing Agreement", as amended by this Amendment 1, the "Servicing Agreement").

                              W I T N E S S E T H

    WHEREAS, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment No. 1 that the Existing Servicing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Servicing Agreement.

    Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Servicing Agreement is hereby amended as follows:

     (1) The Existing Servicing Agreement is hereby amended by adding the following language as a new Section 2.23:

               Section 2.23 Credit Reporting. From and after the date on which the Purchaser notifies the Seller that it will require ongoing credit reporting, for each Mortgage Loan, the Seller shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to each of the following credit repositories: Equifax Credit Information Services, Inc., TransUnion, LLC and Experian Information Solution, Inc. on a monthly basis.

     (2) Effective Date. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

          (a) On the Amendment Effective Date, the Purchaser shall have received the following, each of which shall be satisfactory to the Purchaser:

               (i) this Amendment, executed and delivered by a duly authorized officer of the Seller and the Purchaser;

               (ii) such other documents as the Purchaser or counsel to the
                    Purchaser may reasonably request.

          (b) On the Amendment Effective Date, (i) the Seller shall be in compliance with all the representations and warranties set forth in Article X of the Servicing Agreement, as amended by this Amendment No. 1, on its part to be observed or performed, (ii) no default shall have occurred and be continuing on such date.

     (3) Except as expressly amended and modified by this Amendment, the Existing Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     (4) This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     (5) This Amendment No. 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

     (6) This Amendment No. 1 shall inure to the benefit of and be binding upon the Purchaser and the Seller under the Existing Servicing Agreement, and their respective successors and permitted assigns.

                    [Signatures Commence on Following Page]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                       LEHMAN BROTHERS BANK, FSB

                                                       Purchaser

                                                       By:______________________
                                                       Name:____________________
                                                       Title:___________________



                                                       SIB MORTGAGE CORP.

                                                       Seller

                                                       By:______________________
                                                       Name:____________________
                                                       Title:___________________



                                       5-1